UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 4, 2014

PATTERN ENERGY GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36087	90-0893251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Pier 1, Bay 3

San Francisco, CA 94111

(Address and zip code of principal executive offices)

(415) 283-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

After filing its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 with the U.S. Securities and Exchange Commission on October 31, 2014 (the “Form 10-Q”), the Company determined it made an error in reporting the weighted average number of shares outstanding of Class A common stock (basic and diluted) which also affected the earnings (loss) per share calculations reported. The Company does not believe the errors are material, and:

•	The correct weighted average number of shares outstanding of Class A common stock (basic) which should have been reported on the Consolidated Statements of Operations are 46,317,932 and 41,022,962 for the three and nine months ended September 30, 2014, respectively. The Company had reported 40,980,989 and 38,342,998 weighted average number of shares outstanding of Class A common stock (basic), respectively, in the Form 10-Q; and

•	The correct weighted average number of shares outstanding of Class A common stock (diluted) which should have been reported on the Consolidated Statements of Operations are 62,197,580 and 56,881,664 for the three and nine months ended September 30, 2014, respectively. The Company had reported 56,860,637 and 54,201,701 weighted average number of shares outstanding of Class A common stock (diluted), respectively, in the Form 10-Q.

As a result, with respect to earnings per share reported on the Consolidated Statements of Operations and Note 15 to the Consolidated Financial Statements:

•	The basic loss per share of Class A common stock for the three and nine months ended September 30, 2014 which should have been reported are $(0.15) and $(0.17), respectively. The Company had reported $(0.15) and $(0.16), respectively, in the Form 10-Q;

•	The diluted loss per share of Class A common stock for the three and nine months ended September 30, 2014 which should have been reported are $(0.15) and $(0.19), respectively. The Company had reported $(0.15) and $(0.20), respectively, in the Form 10-Q; and

•	The basic and diluted loss per share of Class B common stock for the three and nine months ended September 30, 2014 which should have been reported are $(0.02) and $(0.24), respectively. The Company had reported $(0.06) and $(0.30), respectively, in the Form 10-Q.

The Company notes that there are six (6) holders of record of its Class B common stock. Pattern Renewables LP and its affiliates are the largest holders of record of the Class B common stock holding 99.05% of the shares of Class B common stock. The remaining holders of Class B common stock are officers and directors, or affiliates of officers and directors, of the Company.

In addition, the Class B common stock is contingently convertible to Class A common stock on a one-to-one basis on the later of December 31, 2014 or commencement of commercial operations of the South Kent wind project. On March 28, 2014, commercial operations commenced at the South Kent wind project and, as a result, the outstanding Class B common stock will be converted to Class A common stock on December 31, 2014.

The Company notes that the number of issued and outstanding shares of Class A common stock and Class B common stock on the Consolidated Balance Sheet in the Form 10-Q are correctly reported.

The Company will include the corrected numbers indicated herein in its future filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Pattern Energy Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2014

PATTERN ENERGY GROUP INC.

By:	/s/ Dyann S. Blaine
Name:	Dyann S. Blaine
Title:	Vice President and Secretary